UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 4, 2006

Natus Medical Incorporated

(Exact name of registrant as specified in its charter)

000-33001

(Commission File Number)

Delaware	77-0154833
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1501 Industrial Road

San Carlos, CA 94070

(Address of principal executive offices)

650-802-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Item 9.01 Financial Statements and Exhibits	1
Signature	2
Exhibit Index	3
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

On January 9, 2006, Natus Medical Incorporated (“Natus”) filed a current report on Form 8-K to report the completion of its acquisition of Bio-logic Systems Corp. (“Bio-logic”), pursuant to an Agreement and Plan of Merger dated as of October 16, 2005 (the “Merger Agreement”) by and among Natus, Bio-logic and Summer Acquisition Corporation, a wholly-owned subsidiary of Natus (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into Bio-logic (the “Merger”), and Bio-logic became a wholly-owned subsidiary of Natus. The merger closed and became effective on January 5, 2006. This Form 8-K/A is being filed to provide the financial statements described under Item 9.01 below. These financial statements are filed as Exhibits 99.1, 99.2 and 99.3 of this Form 8-K/A.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

The required financial statements of Bio-logic as of and for the years ended February 28, 2005, February 29, 2004 and February 28, 2003 are attached hereto as Exhibit 99.1 and are incorporated in there entirety herein by reference.

The required financial statements of Bio-logic as of and for the three and nine months ended November 30, 2005 and 2004 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b)	Pro Forma Financial information

The required pro forma financial information as of and for the year ended December 31, 2005 as attached hereto as Exhibit 99.3 and is incorporated in its entirety herein by reference.

(c)	Exhibits

Exhibit Number	Exhibit Description

99.1	Bio-logic Systems Corp. and Subsidiaries Financial Statements as of and for the Years Ended February 28, 2005, February 29, 2004 and February 28, 2003

99.2	Bio-logic Systems Corp. and Subsidiaries Financial Statements as of and for the Three and Nine Months Ended November 30, 2005 and 2004

99.3	Unaudited Pro Forma Condensed Combined Financial Statements

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED

/s/ Steven J. Murphy
Date: March 23, 2006	Steven J. Murphy
Vice President Finance and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Bio-logic Systems Corp. and Subsidiaries Financial Statements as of and for the Years Ended February 28, 2005, February 29, 2004 and February 28, 2003

99.2	Bio-logic Systems Corp. and Subsidiaries Financial Statements as of and for the Three and Nine Months Ended November 30, 2005 and 2004

99.3	Unaudited Pro Forma Condensed Combined Financial Statements

3